QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.4

CONFORMED COPY

INTERNATIONAL TRADEMARK ASSIGNMENT

        This Global Trademark Assignment (the "Assignment") is entered into this 16th day of March, 2004, between Mrs. Fields' Original Cookies, Inc., a Delaware corporation having its principal place of business at 2855 E. Cottonwood Parkway, Suite 400, Salt Lake City, Utah 84121 ("Assignor"), and its indirect subsidiary, The Mrs. Fields' Brand, Inc., a Delaware corporation having its principal place of business at 2855 E. Cottonwood Parkway, Suite 400, Salt Lake City, Utah 84121 ("Assignee").

        A.    Assignor is the owner of the International trademarks and service marks set forth on the attached Schedule A, all common rights relating thereto, and all registrations and applications relating thereto (the "Marks"); and

        B.    Assignor has agreed to assign the Marks and the goodwill of the business attendant thereto, if any, and the parties wish to memorialize the transfer of the Marks and goodwill of the business associated therewith to Assignee.

        NOW, THEREFORE, for good and valuable consideration, receipt of which is herby acknowledged, the parties hereto agree as follows:

        1.     Assignment. Assignor does hereby sell, assign, transfer, and set over unto said Assignee, its entire right, title and interest in, to and under said Marks, together with the entire goodwill of the business in connection with which said Marks are used, and in and to all income, royalties, damages and payments now or thereafter due or payable with respect thereto in and to all causes of action (either at law or in equity) and the right to sue, counterclaim, and recover for past, present and future infringement of the rights assigned or to be assigned under this Assignment.

        2.     Assumption. In consideration of the assignment set forth above, Assignee hereby agrees to assume all liabilities and obligations of the Assignor arising out of or related to the Marks, including without limitation, any such liabilities and obligations that arise from periods prior to the date of this Assignment.

        3.     Non-Assignable Marks; Irrevocable License. To the extent that any of the Marks or rights associated therewith is not capable of being assigned hereunder without the consent or approval of a third party (whether or not a governmental authority), or if such assignment or transfer will require the parties to file applications or notices under the laws of applicable jurisdictions in order for such assignment to be valid between the parties, or would constitute a breach thereof or violation of applicable law, this Assignment shall not constitute an actual or attempted assignment or transfer thereof unless and until such consent or approval of such third party has been duly obtained or such application or notice has been filed or the assignment has otherwise become lawful (any Mark not assigned or transferred as a result of this Section is hereinafter referred to as a "Licensed Mark"). Assignor hereby grants to the Assignee, and Assignee herby accepts from the Assignor, a worldwide, exclusive, royalty free right to use and sublicense the Licensed Marks until such time as the assignment shall satisfy the requirements set forth above.

        4.     Further Assurances. Assignor hereby agrees to execute all papers and to perform such other proper acts as Assignee or its successors or assigns may deem reasonably necessary to secure to Assignee or to its successors or assigns, the rights transferred hereby, including without limitation, any documents necessary to obtain the consents or waivers or record the applications, notices or other documentation described in Section 3 above, and any and all documents necessary to file or record this Assignment with the international registries where the Marks are recorded or registered.

        5.     Miscellaneous.

          (a)   Governing Law. This Assignment shall be governed by the laws of the State of Utah (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).

          (b)   Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute a single instrument.

          (c)   Descriptive Headings. Descriptive headings of the Sections of this Assignment are inserted for convenience only and shall not affect the meaning of this Assignment.

        IN WITNESS WHEREOF, the parties have caused this Assignment to be executed below, on the date indicated, by a duly authorized officer thereof.

MRS. FIELDS' ORIGINAL COOKIES, INC.
By:	/s/ SANDRA BUFFA
Name:	Sandra Buffa
Title:	Sr. Vice President
THE MRS. FIELDS' BRAND, INC.
By:	/s/ MICHAEL WARD
Name:	Michael Ward
Title:	Sr. Vice President

SCHEDULE A

TRADEMARKS

Foreign Registrations
Mrs. Fields' Original Cookies, Inc.

No.	Trademark	Country	Registration Number	Registration Date
1	MRS. FIELDS (& Design)	Argentina	1,565,485	Jul-03-1995
2	MRS. FIELDS (Stylized)	Australia	730311	Mar-21-1997
3	MRS. FIELDS COOKIES (& Design)	Australia	A387,707	Feb-21-1983
4	MRS. FIELDS COOKIES (& Design)	Austria	104 232	Dec-02-1983
5	MRS. FIELDS (& Design)	Bahrain	15098	Jun-16-1992
6	MRS. FIELDS	Benelux	456,816	Sep-01-1989
7	MRS. FIELDS (& Design)	Benelux	452,875	Dec-29-1988
8	MRS. FIELDS (& Design)	Benelux	596603	Mar-20-1996
9	MRS. FIELDS (Script)	Benelux	456,817	Dec-29-1988
10	MRS. FIELDS (Stylized)	Benelux	596602	Mar-20-1996
11	MRS. FIELDS (Word Mark)	Benelux	597268	Mar-20-1996
12	MRS. FIELDS COOKIES (& Design)	Benelux	390,942	Jul-05-1983
13	MRS. FIELDS	Brazil	819117528	Sep-04-2001
14	MRS. FIELDS	Brazil	819117510	Sep-04-2001
15	MRS. FIELDS	Brazil	819117536	Sep-08-1999
16	MRS. FIELDS	Brazil	819117480	Sep-04-2001
17	MRS. FIELDS COOKIES (& Design)	Brazil	811434265	Mar-26-1985
18	MRS. FIELDS	Canada	390,085	Nov-15-1991
19	MRS. FIELDS COOKIES (& Design)	Canada	288,645	Mar-09-1984
20	MRS. FIELDS COOKIES (& Design)	Canada	298,484	Dec-28-1984
21	MRS. FIELDS PREMIUM COOKIES	Canada	598,441	Dec-31-2003
22	MRS. FIELDS	Chile	577.331	Sep-25-2000
23	MRS. FIELDS (& Design)	Chile	577.330	Sep-25-2000
24	MRS. FIELDS (Stylized)	China P.R.	853189	Jul-07-1996
25	MRS. FIELDS COOKIES (& Design)	Colombia	119663	Sep-09-1987
26	MRS. FIELDS (& Design)	Costa Rica	93449	Oct-11-1995
27	MRS. FIELDS (& Design)	Costa Rica	93448	Oct-11-1995
28	MRS. FIELDS (Word mark)	Denmark	VR 05-956-1991	Sep-20-1991
29	MRS. FIELDS (Stylized)	Denmark	VR 05-957-1991	Sep-20-1991
30	MRS. FIELDS	Dominican Rep.	93,255	Oct-15-1997
31	MRS. FIELDS	Dominican Rep.	93,236	Oct-15-1997
32	MRS. FIELDS	Dominican Rep.	94,912	Jan-15-1998
33	MRS. FIELDS	Dominican Rep.	93,318	Oct-15-1997
34	MRS. FIELDS	Dominican Rep.	93,270	Oct-15-1997
35	MRS. FIELDS (& Design)	Dominican Rep.	93,240	Oct-15-1997
36	MRS. FIELDS (& Design)	Dominican Rep.	93,325	Oct-15-1997
37	MRS. FIELDS (& Design)	Dominican Rep.	93,254	Oct-15-1997
38	MRS. FIELDS (& Design)	Dominican Rep.	93,216	Oct-15-1997
39	MRS. FIELDS (& Design)	Dominican Rep.	93,272	Oct-15-1997
40	MRS. FIELDS (Stylized)	Dominican Rep.	93,271	Oct-15-1997
41	MRS. FIELDS (Stylized)	Dominican Rep.	93,215	Oct-15-1997
42	MRS. FIELDS (Stylized)	Dominican Rep.	93,326	Oct-15-1997
43	MRS. FIELDS (Stylized)	Dominican Rep.	93,253	Oct-15-1997
44	MRS. FIELDS (Stylized)	Dominican Rep.	93,237	Oct-15-1997
45	MRS. FIELDS (& Design)	Ecuador	7032	May-10-2000
46	MRS. FIELDS (& Design)	Ecuador	20314	Aug-07-2002
47	MRS. FIELDS (Stylized)	Ecuador	20313	Aug-17-2001
48	MRS. FIELDS (& Design)	Egypt	93659	Dec-20-1994
49	MRS. FIELDS (& Device)	European Community	382036	Sep-17-1996
50	MRS. FIELDS (Stylized)	European Community	381632	Sep-17-1996
51	MRS. FIELDS (Word Mark)	European Community	381756	Sep-17-1996
52	MRS. FIELDS	France	1,612,190	Dec-29-1988
53	MRS. FIELDS (& Design)	France	1,588,357	Dec-29-1988
54	MRS. FIELDS (Stylized)	France	1,612,191	Dec-29-1988
55	MRS. FIELDS COOKIES (& Design)	France	1,214,324	Sep-30-1982
56	MRS. FIELDS (& Design)	France	1,323,862	Sep-20-1985
57	MRS. FIELDS	Germany	1,154,162	Dec-30-1988
58	MRS. FIELDS (& Design)	Germany	1,152,679	Dec-30-1988
59	MRS. FIELDS (Stylized)	Germany	1,152,680	Dec-30-1988
60	MRS. FIELDS COOKIES (& Design)	Germany	1,074,289	Oct-30-1982
61	MRS. FIELDS (& Design)	Great Britain	B1368547	Dec-29-1988
62	MRS. FIELDS (Stylized)	Great Britain	1,183,011	Jun-07-1982
63	MRS. FIELDS PREMIUM COOKIES	Great Britain	2,298,111	Apr-04-2003
64	MRS. FIELDS	Greece	92,091	Jan-18-1989
65	MRS. FIELDS	Greece	92,090	Jan-18-1989
66	MRS. FIELDS (Stylized)	Hong Kong	2822/92	Apr-11-1986
67	MRS. FIELDS COOKIES (& Design)	Hong Kong	1700/85	Feb-07-1983
68	MRS. FIELDS PREMIUM COOKIES	Hong Kong	09653	Jul-31-2003
69	MRS. FIELDS COOKIES (& Design)	Indonesia	332.897	May-02-1995
70	MRS. FIELDS (Stylized)	Ireland	134104	Dec-29-1988
71	MRS. FIELDS COOKIES (& Design)	Ireland	113314	Aug-17-1983
72	MRS. FIELDS	Israel	124208	Nov-26-1998
73	MRS. FIELDS	Israel	124212	Nov-26-1998
74	MRS. FIELDS	Israel	124210	Nov-26-1998
75	MRS. FIELDS (Stylized)	Israel	124209	Nov-26-1998
76	MRS. FIELDS (Stylized)	Israel	124207	Nov-26-1998
77	MRS. FIELDS (Stylized)	Israel	124211	Nov-26-1998
78	MRS. FIELDS	Italy	857864	Dec-19-2001
79	MRS. FIELDS (& Design)	Italy	572279	Jan-03-1989
80	MRS. FIELDS (Stylized)	Italy	572278	Jan-03-1989
81	MRS. FIELDS COOKIES (& Design)	Italy	456744	Aug-18-1983
82	MRS. FIELDS (& Design)	Japan	1,777,504	Jun-25-1985
83	MRS. FIELDS COOKIES	Japan	1,808,419	Sep-27-1985
84	MRS. FIELDS PREMIUM COOKIES	Japan	4636659	Jan-17-2003
85	MRS. FIELDS (& Design)	Jordan	5575	Feb-04-1995
86	MRS. FIELDS (& Design)	Jordan	37074	Feb-04-1995
87	MRS. FIELDS COOKIES (& Design)	Kuwait	23969	Sep-21-1992
88	MRS. FIELDS (& Design)	Lebanon	64719	Dec-29-1994
89	MRS. FIELDS	Malaysia	96/12078	Oct-04-1996
90	MRS. FIELDS (& Design)	Malaysia	83/01700	Dec-15-1983
91	MRS. FIELDS (Stylized)	Malaysia	96/12079	Oct-04-1996
92	MRS. FIELDS (Stylized)	Malaysia	96/12080	Oct-04-1996
93	MRS. FIELDS (Stylized)	Malaysia	96/12081	Oct-04-1996
94	MRS. FIELDS (Word Mark)	Malaysia	96/12077	Oct-04-1996
95	MRS. FIELDS (Word Mark)	Malaysia	96/12082	Aug-11-2000
96	MRS. FIELDS (& Design)	Mexico	473406	Sep-14-1994
97	MRS. FIELDS (& Design)	Mexico	465216	Jun-30-1994
98	MRS. FIELDS COOKIES (& Design)	Mexico	385670	Jul-21-1984
99	MRS. FIELDS (& Design)	Morocco	55254	Nov-11-1994
100	MRS. FIELDS (Stylized)	Namibia	B96/0228	Feb-26-1996
101	MRS. FIELDS (Stylized)	Namibia	B96/0232	Feb-26-1996
102	MRS. FIELDS (Stylized)	Namibia	B96/0231	Feb-26-1996
103	MRS. FIELDS (Stylized)	Namibia	B96/0235	Feb-26-1996
104	MRS. FIELDS (Stylized)	Namibia	B96/0229	Feb-26-1996
105	MRS. FIELDS (Stylized)	Namibia	B96/0233	Feb-26-1996
106	MRS. FIELDS (Stylized)	Namibia	B96/0230	Feb-26-1996
107	MRS. FIELDS (Stylized)	Namibia	B96/0234	Feb-26-1996
108	MRS. FIELDS COOKIES (& Design)	New Zealand	146546	Apr-06-1983
109	MRS. FIELDS COOKIES (& Design)	Norway	120536	Apr-11-1985
110	MRS. FIELDS (& Design)	Oman	6993	Sep-16-2001
111	MRS. FIELDS (& Design)	Panama	75728	May-26-1995
112	MRS. FIELDS (& Design)	Panama	75720	Aug-19-1996
113	MRS. FIELDS	Peru	24140	Jan-11-2001
114	MRS. FIELDS (& Design)	Peru	21812	Apr-13-2000
115	MRS. FIELDS (& Design)	Peru	24422	Jan-30-2001
116	MRS. FIELDS (Stylized)	Peru	21649	Apr-13-2000
117	MRS. FIELDS (Stylized)	Peru	24597	Feb-20-2001
118	MRS. FIELDS (Word Mark)	Peru	21648	Apr-13-2000
119	MRS. FIELDS COOKIES (& Design)	Philippines	52493	Apr-01-1992
120	MRS. FIELDS COOKIES (& Design)	Philippines	41947	Nov-28-1988
121	MRS. FIELDS	Portugal	252291	Jan-04-1993
122	MRS. FIELDS	Portugal	252392	Nov-17-1993
123	MRS. FIELDS (& Design)	Portugal	252293	Jan-04-1993
124	MRS. FIELDS (& Design)	Portugal	252292	Jul-14-1992
125	MRS. FIELDS (& Design)	Qatar	9703	May-19-1992
126	MRS. FIELDS (& Design)	Russian Federation	160662	Jan-30-1998
127	MRS. FIELDS (Stylized)	Russian Federation	160661	Jan-30-1998
128	MRS. FIELDS (Word Mark)	Russian Federation	161944	Mar-06-1998
129	MRS. FIELDS (& Design)	Singapore	T82/05839H	Nov-04-1982
130	MRS. FIELDS (Stylized)	Singapore	1417/86	Apr-08-1986
131	MRS. FIELDS	South Africa	96/02060	Feb-19-1996
132	MRS. FIELDS	South Africa	96/02063	Feb-19-1996
133	MRS. FIELDS	South Africa	96/02061	Feb-19-1996
134	MRS. FIELDS	South Africa	96/02062	Feb-19-1996
135	MRS. FIELDS (Stylized)	South Africa	96/02066	Feb-19-1996
136	MRS. FIELDS (Stylized)	South Africa	96/02065	Feb-19-1996
137	MRS. FIELDS (Stylized)	South Africa	96/02067	Feb-19-1996
138	MRS. FIELDS (Stylized)	South Africa	96/02064	Feb-19-1996
139	MRS. FIELDS COOKIES (& Design)	South Africa	83/0087	Jan-06-1983
140	MRS. FIELDS	South Korea	378936	Oct-21-1997
141	MRS. FIELDS	South Korea	387330	Dec-22-1997
142	MRS. FIELDS	South Korea	395676	Feb-17-1998
143	MRS. FIELDS	South Korea	64723	Nov-15-2000
144	MRS. FIELDS	South Korea	40-453494	Aug-25-1999
145	MRS. FIELDS (Stylized)	South Korea	367936	Jul-07-1997
146	MRS. FIELDS (Stylized)	South Korea	378937	Oct-21-1997
147	MRS. FIELDS (Stylized)	South Korea	395677	Feb-17-1998
148	MRS. FIELDS (Stylized)	South Korea	64724	Nov-15-2000
149	MRS. FIELDS (Stylized)	South Korea	387331	Dec-22-1997
150	MRS. FIELDS COOKIES (& Design)	South Korea	180,669	Oct-06-1989
151	MRS.FIELDS PREMIUM COOKIES	South Korea	556913	Aug-20-2003
152	MRS. FIELDS	Spain	1,293,697	May-06-1991
153	MRS. FIELDS	Spain	1,293,696	Mar-20-1991
154	MRS. FIELDS (& Design)	Spain	1,293,700	May-06-1991
155	MRS. FIELDS (& Design)	Spain	1,045,025	Sep-05-1984
156	MRS. FIELDS (Stylized)	Spain	1,293,699	May-06-1991
157	MRS. FIELDS (Stylized)	Spain	1,293,698	Mar-20-1991
158	MRS. FIELDS	Swaziland	175/96	Mar-13-1996
159	MRS. FIELDS (Stylized)	Swaziland	176/96	Mar-13-1996
160	MRS. FIELDS COOKIES (Design Only)	Sweden	190,895	Mar-30-1984
161	MRS. FIELDS	Switzerland	437760	Feb-22-1996
162	MRS. FIELDS (Stylized)	Switzerland	437806	Feb-22-1996
163	MRS. FIELDS (& Design)	Taiwan	312093	Jan-16-1986
164	MRS. FIELDS PREMIUM COOKIES	Taiwan	1,030,861	Jan-15-2003
165	MRS. FIELDS	Tangier	10142	Nov-29-1994
166	MRS. FIELDS COOKIES (& Design)	Thailand	TM81184	Sep-06-1988
167	MRS. FIELDS (& Design)	Turkey	179433	Nov-25-1996
168	MRS. FIELDS (& Design)	Turkey	179256	Nov-25-1996
169	MRS. FIELDS (Stylized)	Turkey	178302	Nov-25-1996
170	MRS. FIELDS (Stylized)	Turkey	180318	Nov-25-1996
171	MRS. FIELDS (Word Mark)	Turkey	178301	Nov-25-1996
172	MRS. FIELDS (Word Mark)	Turkey	180319	Nov-25-1996
173	MRS. FIELDS (& Design)	United Arab Emirates	11498	Sep-04-1995
174	MRS. FIELDS COOKIES (& Design)	Venezuela	119,985	Apr-25-1986

TRADEMARKS

Foreign Applications
Mrs. Fields' Original Cookies, Inc.

No.	Trademark	Country	Application Number	Application Date
1	MRS. FIELDS	Brazil	819117501	Feb-09-1996
2	MRS. FIELDS	Brazil	819117498	Feb-09-1996
3	MRS. FIELDS	Brazil	819117471	Feb-09-1996
4	MRS. FIELDS PREMIUM COOKIES	China P.R.	3,217,146	Dec-20-2001
5	MRS. FIELDS (& Design)	India	742809	Jan-02-1997
6	MRS. FIELDS (& Design)	India	742810	Jan-02-1997
7	MRS. FIELDS (& Design)	India	742811	Jan-29-1997
8	MRS. FIELDS (Stylized)	India	742806	Jan-02-1997
9	MRS. FIELDS (Stylized)	India	742807	Jan-02-1997
10	MRS. FIELDS (Stylized)	India	742808	Jan-02-1997
11	MRS. FIELDS (Word Mark)	India	742803	Jan-02-1997
12	MRS. FIELDS (Word Mark)	India	742804	Jan-02-1997
13	MRS. FIELDS (Word Mark)	India	742805	Jan-02-1997
14	MRS. FIELDS PREMIUM COOKIES	Mexico	549734	Jun-03-2002

QuickLinks

  Exhibit 10.4
INTERNATIONAL TRADEMARK ASSIGNMENT